EXHIBIT 10.28
MODIFICATION AGREEMENT

DATE:		February 26, 2007

PARTIES:	Borrower	MOBILITY ELECTRONICS, INC., a Delaware corporation

	Lender:	JPMORGAN CHASE BANK, N.A.,
RECITALS
     A. The Lender has extended to Borrower credit facilities (“Loan”) in the maximum aggregate principal amount of $10,000,000.00 pursuant to the Credit Agreement dated July 27, 2006 (“Credit Agreement”) between the Borrower and the Lender, and evidenced by the Note dated July 27, 2006 (“Note”). The aggregate unpaid principal of the Loan as of the date hereof is $0. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.
     B. The Loan is secured by the Security Documents.
     C. Continuing Guarantees of even date with the Note guaranteeing repayment of the Loan (together, the “Guarantee Agreements”) were executed and delivered for the benefit of the Lender by iGo Direct Corporation, a Delaware corporation, Mobility California, Inc., a Delaware corporation, Mobility Idaho, Inc., a Delaware corporation, and Mobility Texas, Inc., a Texas corporation (collectively, the “Guarantors”).
     D. Borrower has requested that the Lender modify the Credit Documents as provided herein. The Lender is willing to so modify the Credit Documents, subject to the terms and conditions herein.
AGREEMENT
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

SECTION 1.	ACCURACY OF RECITALS.
     Borrower acknowledges the accuracy of the Recitals.

SECTION 2.	MODIFICATION OF CREDIT DOCUMENTS.
     2.1 That Pledge and Security Agreement dated as of July 27, 2006 (the “Security Agreement”) between Borrower and Lender is hereby amended as follows:

     (a) The following definitions in Section 2.1 of the Security Agreement are hereby amended to read as follows:
     “Collateral” means, other than the Assets set forth on Exhibit “C” attached hereto, all Accounts, Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles excluding Assigned Patents (as herein defined), Instruments, Inventory, Investment Property, Pledged Deposits, and Other Collateral, wherever located, in which the Debtor now has or hereafter acquires any right or interest, and the proceeds (including Stock Rights), insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto.
     “General Intangibles” shall have the meaning set forth in Article 9 of the Arizona UCC, excluding the Assigned Patents.
     “Other Collateral” means any property of the Debtor, other than real estate and the Assigned Patents, not included within the defined terms Accounts, Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Investment Property, and Pledged Deposits, including, without limitation, all cash on hand, letter-of-credit rights, letters of credit, Stock Rights and Deposit Accounts or other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all property of the Debtor other than real estate and the Assigned Patents.
     (b) Section 2.1 of the Security Agreement is hereby amended by the addition of the following definition:
     “Assigned Patents” means those patents listed on Exhibit “B” attached hereto.

SECTION 3.	RATIFICATION OF CREDIT DOCUMENTS AND COLLATERAL.
     The Credit Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Credit Documents shall remain as security for the Loan and the obligations of Borrower in the Credit Documents.

SECTION 4.	BORROWER REPRESENTATIONS AND WARRANTIES.
     Borrower represents and warrants to the Lender:
     4.1 No default or event of default under any of the Credit Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Credit Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to the Lender in connection with the Loan from the most recent financial statement received by the Lender.
     4.3 Each and all representations and warranties of Borrower in the Credit Documents are accurate on the date hereof.
     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Credit Documents as modified herein.
     4.5 The Credit Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally.
     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Credit Documents as modified herein. The execution and delivery of this Agreement and the performance of the Credit Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.	BORROWER COVENANTS.
     Borrower covenants with the Lender:
     5.1 Borrower shall execute, deliver, and provide to the Lender such additional agreements, documents, and instruments as reasonably required by the Lender to effectuate the intent of this Agreement.
     5.2 Borrower fully, finally, and absolutely and forever releases and discharges the Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loan, the Credit Documents, or the actions or omissions of the Lender in respect of the Loan or the Credit Documents and (ii) arising from events occurring prior to the date of this Agreement.

SECTION 6.	CONDITIONS PRECEDENT.
     The agreements of the Lender and the modifications contained herein shall not be binding upon the Lender until the Lender has received, at Borrower’s expense, all of the following, all of which shall be in form and content satisfactory to the Lender and shall be subject to approval by the Lender:
     6.1 An original of this Agreement fully executed by the Borrower and the Guarantors;
     6.2 Such other documents as the Lender may reasonably request;
     6.3 Such resolutions or authorizations and such other documents as the Lender may require relating to the existence and good standing of the Borrower, and the authority of any person executing this Agreement or other documents on behalf of the Borrower; and
     6.4 Payment of all the internal and external costs and expenses incurred by the Lender in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

SECTION 7.	INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
     The Credit Documents as modified herein contain the complete understanding and agreement of Borrower and the Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Credit Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8.	BINDING EFFECT.
     The Credit Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and the Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Credit Documents and any purported assignment or delegation shall be void.

SECTION 9.	CHOICE OF LAW.
     This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles

SECTION 10.	COUNTERPART EXECUTION.
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.
     DATED as of the date first above stated.

MOBILITY ELECTRONICS, INC., a Delaware corporation
By:	/s/ Joan W. Brubacher
Name:	Joan W. Brubacher
Title:	EVP & CFO

JPMORGAN CHASE BANK, N.A.
By:	/s/ Robert L. Cummings
Name:	Robert L. Cummings
Title:	Senior Vice President
LENDER

CONSENT AND AGREEMENT OF GUARANTORS
     With respect to the Modification Agreement, dated February 26, 2007 (“Agreement”), between MOBILITY ELECTRONICS, INC., a Delaware corporation, (“Borrower”), and JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), the undersigned (individually and, if more than one, collectively “Guarantor”) agrees for the benefit of Lender as follows:
     1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guarantee Agreements as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to such guarantees, as modified herein. The Guarantee Agreements and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Guarantor Documents.”
     2. Guarantor consents to the modification of the Credit Documents and all other matters in the Agreement.
     3. Guarantor fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Credit Documents, the Guarantor Documents, or the actions or omissions of the Lender in respect of the Loan, the Credit Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.
     4. Guarantor agrees that all references, if any, to the Note, the Credit Agreement, the Security Documents, and the Credit Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
     5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guarantee Agreements and the obligations of Guarantor in such guarantees.
     6. Guarantor agrees that the Credit Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.
     7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

     8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by the Lender.
     9. Guarantor agrees that this Consent and Agreement of Guarantors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors to physically form one document.
     DATED as of the date of the Agreement.

IGO DIRECT CORPORATION, a Delaware corporation
By:	/s/ Joan W. Brubacher
Name:	Joan W. Brubacher
Title:	VP & CFO

MOBILITY CALIFORNIA, INC., a Delaware corporation
By:	/s/ Joan W. Brubacher
Name:	Joan W. Brubacher
Title:	VP & CFO

MOBILITY IDAHO, INC., a Delaware corporation
By:	/s/ Joan W. Brubacher
Name:	Joan W. Brubacher
Title:	VP & CFO

MOBILITY TEXAS, INC., a Texas corporation
By:	/s/ Joan W. Brubacher
Name:	Joan W. Brubacher
Title:	VP & CFO

GUARANTORS

EXHIBIT “B”
ASSIGNED PATENTS

Patent or
Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5,838,539	US	11/8/95	Docking Module for Portable Computer

Jeffrey Doss

5,781,747	US	11/14/95	Method and Apparatus for Extending the Signal Path of a Peripheral Component Interconnect Bus to a Remote Location (MAGMA)

Paul Smith

5,696,667	US	4/15/96	Backplane for high Speed Data processing System

Andrew R. Berding

AU9724588	AU	04/11/1997	Backplane for high Speed Data processing System

Andrew R. Berding

5,941,965	US	7/12/96	Universal Docking Station

John A. Moroz

6,205,201	US	6/16/97	Telephone Line Testing Device

Paul R. Prince

5,930,119	US	2/26/98	Backplane Having Reduced LC Product

Andrew R. Berding

IL138053	IL	02/24/1999	Backplane having reduced LC product

Andrew R. Berding

KR2000709524	KR	02/24/1999	Backplane having reduced LC product

Andrew R. Berding

JP2000534033	JP	02/24/1999	Backplane having reduced LC product

Andrew R. Berding

6,093,039	US	8/6/98	Docking Device for a Portable Computer

Charles Lord

6,256,691	US	1/11/00	Universal Docking Station (Moroz #2)

Pending Applications

09/706,147	US	11/2/00	Telephone Handset Switching Method and Apparatus

11/472,025	US	6/22/06	High Speed PCIe Connector Having Differential Pair Pin Assignments

PCT/US97/06113	WO	04/11/1997	Backplane for high speed data processing system

Andrew R. Berding

Patent or
Application No.	Country	Filing Date	Title of Patent and First Named Inventor

EP97920374	EP	04/11/1997	Backplane for high Speed Data processing System

Andrew R. Berding

60/017,725	US	05/16/1996	Universal docking station

John A. Moroz

09/217,110	US	12/21/1998	Universal docking station

John A. Moroz

09/877,562	US	06/08/2001	Universal docking station

John A. Moroz

09/060,548	US	04/15/1998	Telephone line testing device and equipment protector

PCT/US98/12451	WO	06/15/1998	Telephone line testing device and equipment protector

Richard Paul Prince

PCT/US99/03953	WO	02/24/1999	Backplane having reduced LC product

Andrew R. Berding

CA2322151	CA	02/24/1999	Backplane having reduced LC product

Andrew R. Berding

AU19990033097	AU	02/24/1999	Backplane having reduced LC product

Andrew R. Berding

EP19990936158	EP	02/24/1999	Backplane having reduced LC product

Andrew R. Berding

EXHIBIT “C”
ASSETS
ALL ASSETS OF BORROWER’S HANDHELD CRADLE BUSINESS AS ATTACHED
HERETO AS SCHEDULE 1.
ALL ASSETS OF BORROWER’S EXPANSION AND DOCKING BUSINESS AS
ATTACHED HERETO AS SCHEDULE 2.

SCHEDULE 1
HANDHELD CRADLE ASSETS

SCHEDULE 2
EXPANSION AND DOCKING ASSETS